UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

(Exact name of registrant as specified in its charter)

Delaware	0-7928	11-2139466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 South Service Road, Suite 230
Melville, New York 11747

(Address of principal executive offices, including zip code)

(631) 962-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 23, 2016, Comtech Telecommunications Corp., a Delaware corporation (“Comtech”), completed its acquisition of TeleCommunication Systems, Inc., a Maryland corporation (“TCS”), pursuant to the Agreement and Plan of Merger, dated as of November 22, 2015 (the “Merger Agreement”), among Comtech, TCS and Typhoon Acquisition Corp., a Maryland corporation and a direct, wholly owned subsidiary of Comtech (“Merger Sub”).

As previously disclosed, a total of approximately 55,871,832 shares of Class A common stock, par value $0.01 per share (the “Class A Shares”), and Class B common stock, par value $0.01 per share (the “Class B Shares”, together with the Class A Shares, the “Shares”) (including Shares delivered through notices of guaranteed delivery), were validly tendered and not validly withdrawn in the tender offer (the “Offer”) to acquire all of the issued and outstanding Shares at a price of $5.00 per share (the “Offer Price”), representing approximately 88.32% of the issued and outstanding Shares as of the expiration of the Offer. The Offer expired at 5:00 P.M., New York City time, on Thursday, February 18, 2016. The number of Shares tendered in the Offer were accepted for payment and constituted a majority of all outstanding Shares satisfying the Minimum Condition (as defined in the Merger Agreement).

On February 19, 2016, Comtech issued a press release announcing the expiration and results of the Offer, a copy of which is attached as Exhibit (a)(5)(L) to Amendment No. 7 to Schedule TO filed by Comtech with the Securities and Exchange Commission (the “SEC”) on February 19, 2016 and is incorporated herein by reference.

Following the completion of the Offer, all conditions to the Merger set forth in the Merger Agreement were satisfied, and on February 23, 2016, Comtech completed its acquisition of TCS by effecting a merger in accordance with Section 3-106.1 of the Maryland General Corporation Law, pursuant to which Merger Sub was merged with and into TCS, with TCS surviving the merger as a wholly owned subsidiary of Comtech (the “Merger”). Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding Share, other than any Shares owned by Comtech, Merger Sub or any subsidiary of Comtech, Merger Sub or TCS immediately prior to the Effective Time, was automatically converted into the right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the Offer Price.

At the Effective Time, each option to purchase Shares outstanding immediately prior to the Effective Time, by virtue of the Merger, was cancelled and converted into the right to receive an amount in cash, if any, without interest and less the amount of any tax withholdings, equal to the product of (i) the number of Shares underlying such option and (ii) an amount equal to (x) the Offer Price less (y) the per share exercise price of such option. In addition, at the Effective Time, each Share subject to forfeiture or other restrictions outstanding immediately prior to the Effective Time, by virtue of the Merger, was cancelled and converted into the right to receive an amount in cash, without interest and less the amount of any withholding taxes, equal to the product of (i) the number of Shares underlying such restricted share and (ii) the Offer Price; provided that any payments in respect of such restricted shares to which a former holder thereof may be eligible to receive will be earned subject to the same vesting schedule and other vesting terms and conditions which applied to such restricted shares prior to the Effective Time, and such payment shall become payable on the date or dates that such restricted shares would have become vested under the vesting schedule in place immediately prior to the Effective Time.

Following the consummation of the Merger, the Shares ceased to be listed on The NASDAQ Global Market.

On February 23, 2016, Comtech issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The foregoing description of the Merger Agreement (including the description of the consideration payable in connection with the Merger) is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Comtech on November 23, 2015, and is incorporated herein by reference.

Item 8.01  Other Events.

In connection with the consummation of the Merger, on February 23, 2016, Comtech issued a press release advising holders of TCS’ 7.75% Convertible Senior Notes (the “Notes”) that the Merger constituted a “Fundamental Change” entitling each holder of Notes to require TCS to purchase such holder’s Notes at the price set forth therein.  The press release also notified holders of the Notes of the redemption by TCS of all of the outstanding Notes. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The financial statements required by this Item with respect to TCS are incorporated herein by reference to Exhibits 99.1 and 99.2 to the Current Report on Form 8-K filed by Comtech with the SEC on December 15, 2015.

(b)	Pro forma financial information.

The pro forma financial information required by this Item is incorporated herein by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by Comtech with the SEC on December 15, 2015.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 22, 2015, among Comtech Telecommunications Corp., Typhoon Acquisition Corp. and TeleCommunication Systems, Inc. (incorporated herein by reference to Exhibit 2.1 to Comtech Telecommunications Corp.’s Current Report on Form 8-K filed on November 23, 2015).

99.1	Press Release, dated February 19, 2016 (incorporated herein by reference to Exhibit (a)(5)(L) to Amendment No. 7 to Schedule TO filed by Comtech Telecommunications Corp. on February 19, 2016).
99.2	Press Release, dated February 23, 2016.
99.3	Press Release, dated February 23, 2016.

99.4	Audited Consolidated Financial Statements of TeleCommunication Systems, Inc., as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 (incorporated herein by reference to Exhibit 99.1 to Comtech Telecommunications Corp.’s Current Report on Form 8-K filed on December 15, 2015).

99.5

Unaudited Consolidated Financial Statements of TeleCommunication Systems, Inc., as of and for the three and nine months ended September 30, 2015 and 2014 (incorporated herein by reference to Exhibit 99.2 to Comtech Telecommunications Corp.’s Current Report on Form 8-K filed on December 15, 2015).

99.6	Unaudited Pro Forma Condensed Combined Financial Statements (incorporated herein by reference to Exhibit 99.3 to Comtech Telecommunications Corp.’s Current Report on Form 8-K filed on December 15, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Date: February 23, 2016	By:	/s/ Michael D. Porcelain
Name: Michael D. Porcelain
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 22, 2015, among Comtech Telecommunications Corp., Typhoon Acquisition Corp. and TeleCommunication Systems, Inc. (incorporated herein by reference to Exhibit 2.1 to Comtech Telecommunications Corp.’s Current Report on Form 8-K filed on November 23, 2015).

99.1	Press Release, dated February 19, 2016 (incorporated herein by reference to Exhibit (a)(5)(L) to Amendment No. 7 to Schedule TO filed by Comtech Telecommunications Corp. on February 19, 2016).
99.2	Press Release, dated February 23, 2016.
99.3	Press Release, dated February 23, 2016.

99.4	Audited Consolidated Financial Statements of TeleCommunication Systems, Inc., as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 (incorporated herein by reference to Exhibit 99.1 to Comtech Telecommunications Corp.’s Current Report on Form 8-K filed on December 15, 2015).

99.5	Unaudited Consolidated Financial Statements of TeleCommunication Systems, Inc., as of and for the three and nine months ended September 30, 2015 and 2014 (incorporated herein by reference to Exhibit 99.2 to Comtech Telecommunications Corp.’s Current Report on Form 8-K filed on December 15, 2015).

99.6	Unaudited Pro Forma Condensed Combined Financial Statements (incorporated herein by reference to Exhibit 99.3 to Comtech Telecommunications Corp.’s Current Report on Form 8-K filed on December 15, 2015).